UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 May 1, 2012
 (Date of earliest event reported)

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of the Stockholders of Home Properties, Inc. (the “Company”) was held on May 1, 2012.  Of the 48,379,739 shares of the Company’s common stock outstanding as of March 5, 2012 and entitled to vote at the Annual Meeting, 41,747,785 shares (representing 86.29%) were present either in person or by proxy.  The following describes the proposals considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2012.

Proposal 1:  To elect eight Directors of the Company to serve until the 2013 Annual Meeting of Stockholders and until their respective successors is elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen R. Blank	37,541,285	173,496	4,033,044
Alan L. Gosule	37,230,862	483,919	4,033,004
Leonard F. Helbig, III	36,656,977	1,057,804	4,033,004
Charles J. Koch	36,540,630	1,174,151	4,033,004
Thomas P. Lydon, Jr.	36,999,689	715,092	4,033,004
Edward J. Pettinella	37,350,516	364,265	4,033,004
Clifford W. Smith, Jr.	37,283,821	430,960	4,033,004
Amy L. Tait	34,331,355	3,383,426	4,033,004

Proposal 2:  Non-binding advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,649,511	983,640	81,630	4,033,004

Proposal 3:  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012.

Votes For	Votes Against	Abstentions
41,147,679	556,296	43,810

No other matters were voted upon at the Annual Meeting.

Item 8.01                      Other Events.

On May 2, 2012, the Company filed a prospectus supplement to its registration statement on Form S-3 (No. 333-165165), filed on March 3, 2010, in connection with the issuance of up to 2,967,338 shares of the Company’s common stock, par value $0.01 per share, to be newly issued or sold from the Company’s treasury to participants in the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, as amended and restated (the “Plan”), a copy of which is filed herewith and incorporated herein by reference as Exhibit 10.1.

Nixon Peabody LLP, as counsel to the Company, has issued its opinion with respect to the legality of the shares of common stock to be issued and sold in connection with the Plan, which opinion is filed herewith and incorporated herein by reference as Exhibit 5.1.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

5.1          Opinion of Nixon Peabody LLP

10.1	Seventh Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to Form 8-K filed on September 28, 2006)

23.1       Consent of Nixon Peabody LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:           May 2, 2012                                      By:           /s/ David P. Gardner
David P. Gardner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Nixon Peabody LLP
10.1	Seventh Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to Form 8-K filed on September 28, 2006)
23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.1)